UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 19, 2023

CPS TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-16088	04-2832509
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 South Worcester Street		02766
Norton,	MA
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 222-0614

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPSH	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On April 19, 2023, Michael E. McCormack II, the President and Chief Executive Officer of CPS Technologies Corp. (the “Company”) resigned from the Company, with an effective date of April 21, 2023. Mr. McCormack’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(c)          In connection with Mr. McCormack’s resignation, the Board of Directors of the Company (the “Board”) has appointed Charles K. Griffith, Jr., the Company’s current Chief Financial Officer, to serve as the acting president of the Company as the Board commences its search for a president and chief executive officer. Mr. Griffith has served as the Company’s Chief Financial Officer since April 2019. He came to the Company from SPRI Clinical Trials Global, LLC, a company managing clinical trials for the pharmaceutical industry, where he served as Chief Financial Officer from May 2007 to December 2018. Prior to joining SPRI, Mr. Griffith was the Vice President-Finance at Vertex Distribution (previously known as Pawtucket Fasteners and Bell Fasteners), a Rhode Island-based, private-equity owned manufacturer and distributor of corrosion resistant fasteners, where he worked for 27 years. Mr. Griffith has an accounting degree from The College of William and Mary, and an M.B.A. from Bryant University.

As compensation for his services to the Company as Chief Financial Officer, Mr. Griffith receives a salary of $200,000, and is eligible to receive a performance-based bonus at the discretion of the Board. In 2023, Mr. Griffith was provided a discretionary bonus of $95,000 related to his 2022 performance. Mr. Griffith is also a party to that certain Executive Severance Agreement, which was disclosed in a Current Report on Form 8-K on April 4, 2023, and which Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)                  Exhibits

Exhibit	Description
10.1
Executive Severance Agreement, dated as of June 17, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K (file number 000-16088) filed with the Securities and Exchange Commission on April 4, 2023)

99.1	Press Release, dated April 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CPS TECHNOLOGIES CORP.

DATE: April 21, 2023	By:	/s/ Charles K. Griffith, Jr.
Charles K. Griffith, Jr.
Chief Financial Officer and acting CEO